UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 22, 2011

K12 Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 Corporate Park Drive, Herndon, Virginia		20171
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The annual meeting of the shareholders of K12 Inc. (the “Company”) was held on December 22, 2011. The Company previously filed with the Securities and Exchange Commission the proxy statement and related materials pertaining to this meeting, which describe in detail each of the four proposals submitted to shareholders at the meeting. The final results for the votes regarding each proposal are set forth below.

Proposal 1: Election of Directors

The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of shareholders and/or until their successors are duly elected or appointed. The tabulation of votes is set forth below:

	For	Withheld	Broker Non-Vote
Craig R. Barrett	13,567,551	15,667,860	2,347,200
Guillermo Bron	26,395,380	2,840,031	2,347,200
Nathaniel A. Davis	26,046,100	3,189,311	2,347,200
Steven B. Fink	26,397,330	2,838,081	2,347,200
Mary H. Futrell	28,618,004	617,407	2,347,200
Ronald J. Packard	28,988,249	247,162	2,347,200
Jon Q. Reynolds, Jr.	28,988,851	246,560	2,347,200
Andrew H. Tisch	17,093,092	12,142,319	2,347,200

Proposal 2: Advisory Vote on Executive Compensation

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement. There were 23,814,021 votes for the proposal, 515,191 votes against the proposal, 7,656,199 abstentions and 2,347,200 broker non-votes.

Proposal 3: Advisory Vote on Frequency of Advisory Vote on Executive Compensation

Approved, on an advisory basis (non-binding), a frequency period of every year (an annual vote) for future votes on the compensation of our named executive officers. There were 30,396,539 votes cast for a frequency period of every one year, 2,739 votes cast for a frequency period of every two years, 1,579,821 votes cast for a frequency period of every three years, 6,312 abstentions and 2,347,200 broker non-votes.

The option to hold future advisory votes on the compensation of our named executive officers every one year received a majority of the votes cast at the meeting.  Based on these results, the Company’s Board of Directors currently intends to hold an advisory vote on executive compensation every year.

Proposal 4: Ratification of Appointment of Independent Auditor

The appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012 was ratified with 33,974,302 votes for, 8,157 votes against, and 350,152 abstentions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K12 Inc.

December 27, 2011	By:	/s/ Howard D. Polsky

Name: Howard D. Polsky
Title: General Counsel and Secretary